EXHIBIT 32



     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Trevor Sali, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Claron Ventures, Inc. on Form 10-KSB for the fiscal year ended July 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Claron Ventures, Inc.


Date:  October 30, 2006

                                        By: /s/ Trevor Sali
                                            ---------------------
                                                  Trevor Sali,
                                          Chief Executive Officer and
                                             Chief Financial Officer
                                         (Principal Accounting Officer)

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